UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-22724

Exact name of registrant as specified in charter:	Prudential Global Short Duration High Yield Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	7/31/2013

Date of reporting period:	7/31/2013

Item 1 – Reports to Stockholders –

PRUDENTIAL INVESTMENTS»CLOSED-END FUNDS

PRUDENTIAL GLOBAL SHORT DURATION HIGH YIELD FUND, INC.

ANNUAL REPORT • JULY 31, 2013

Fund Type

Short Duration, High Yield Bond

Objective

High level of current income

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Fixed Income is a unit of Prudential Investment Management, Inc. (PIM), a registered investment advisor. PIM is a Prudential Financial company. © 2013 Prudential Financial, Inc., and its related entities. Prudential Investments, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

September 16, 2013

Dear Shareholder:

We hope you find the annual report for Prudential Global Short Duration High Yield Fund, Inc. informative and useful. The report covers performance for the period from December 26, 2012, the Fund’s inception, through July 31, 2013, its fiscal year-end. We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Global Short Duration High Yield Fund, Inc.

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, Prudential Investments, LLC and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Global Short Duration High Yield Fund, Inc.	1

Your Fund’s Performance

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain more recent performance data by visiting our website at www.prudentialfunds.com.

Investment Objective

The Fund seeks to provide a high level of current income by investing primarily in higher-rated, below-investment-grade fixed income instruments of issuers located around the world, including emerging markets.1 The Fund seeks to maintain a weighted average portfolio duration of three years or less and a weighted average maturity of five years or less.

1There can be no guarantee the Fund will achieve its objective. Higher-rated high yield bonds, commonly referred to as “junk bonds,” are below investment grade and are considered speculative. They are rated Ba, B by Moody’s Investors Service, Inc. (“Moody’s”); BB, B by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc., Inc.; or are comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or if unrated, are considered by PIM to be of comparable quality.

Performance Snapshot as of 7/31/13
Price Per Share	Total Return* For Period Ended 7/31/13
$18.70 (NAV)	1.86%
$17.18 (Market Price)	–10.52%

Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*Total returns are based on changes in net asset value (“NAV”) or market price. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Source: Prudential Investments LLC.

Key Fund Statistics as of 7/31/13
Duration	2.8 years	Average Maturity	4.4 years

2	Visit our website at www.prudentialfunds.com

Your Fund’s Performance (continued)

Credit Quality** expressed as a percentage of total investments as of 7/31/13
Baa	3.6%
Ba	38.6
B	50.8
Caa or Lower	5.2
Not Rated	1.8
Total Investments	100.0%

**Moody’s rating, defaulting to the highest rated category received from Moody’s, S&P and Fitch.

Credit Quality is subject to change.

Yield and Dividends as of 7/31/13
Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price* as of 7/31/13
$0.750	$0.125	8.73%

*Yield at Market Price is the annualized rate determined by dividing Current Monthly Dividend paid per share by the market price per share as of July 31, 2013.

Benchmark Definitions

Barclays Global High Yield Ba/B 1-5 Year 1% Issuer Constrained Index

The Barclays Global High Yield Ba/B 1-5 Year 1% Issuer Constrained Index is an unmanaged index which represents the performance of short duration higher-rated high yield bonds in the United States, developed markets, and emerging markets.

Source: Barclays.

Lipper Closed End Global Income Average

The Lipper Closed End Global Income Average represents the average return of the funds in the Closed-End Global Income Funds category. Such funds invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Investors cannot invest directly in an index or average.

Looking for additional information?

The Fund is traded under the symbol “GHY,” and its closing market price is available online on most financial websites and may be available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XGHYX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on www.prudentialfunds.com.

In a continuing effort to provide information concerning the Fund, shareholders may go to www.prudentialfunds.com or call 1 (800) 451-6788 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

Prudential Global Short Duration High Yield Fund, Inc.	3

Strategy and Performance Overview

How did the Fund perform?

During the reporting period from the December 26, 2012 inception date through July 31, 2013, the Prudential Global Short Duration High Yield Fund, Inc.’s NAV per share declined by $0.40 from $19.10 to $18.70. Including the reinvestment of dividends, the Fund returned 1.86%, underperforming the Barclays Global High Yield Ba/B 1-5 Year 1% Issuer Constrained Index’s return of 3.45%. However, the Fund outperformed the –2.40% decline of the Lipper Closed End Global Income Funds Average.

The Fund’s market price declined by $2.82, from $20.00 to $17.18 for the period. The Fund’s market price total returns including the reinvestment of dividends, was –10.52% for the period.

What were conditions like in the short-term global high yield corporate bond market?

•

Given the rise in interest rates, short duration debt securities outperformed longer dated issues. Bonds maturing within five years returned 3.86%, while issues with longer maturities returned 1.42% year-to-date. However, lower rated credits outperformed; bonds rated CCC returned 7.89% while those rated BB and B lagged, returning 1.44% and 1.87%, respectively.

•

High yield bonds started 2013 strong as the reach for yield environment continued, however volatility returned to the market in the second quarter of 2013 after the U.S. Federal Reserve Bank (the Fed) indicated it would begin scaling back its quantitative easing program. Despite the sell-off in May and June high yield bonds ended the 7-month period with positive total returns. Positive momentum in the global high yield market pushed average yields to a record low 5.23% on May 9. With the second quarter selloff, yields increased to 6.92% in June but then rallied somewhat ending the period at 6.38%. Average spreads, the difference between yields of Treasury bonds and bonds with similar maturities, on the global high yield index tightened by 20 basis points (a basis point is one-one hundredth of a percent) year to date.

What strategies proved most beneficial to the Fund’s performance?

•

The Fund benefited from the overweight to technology and underweight to building materials and construction. Positioning within the chemical, energy, and gaming sectors, including overweights to MGM and Boyd Gaming and underweight to the Brazilian energy company Ogx, also added to performance.

•

Other notable contributors included overweights to the European media company, Lavena 1, and European consumer company, Geo Travel. Underweights to the German banking company, Commerzbank Ag, and Mongolian Mining Corp also helped performance.

4	Visit our website at www.prudentialfunds.com

•	The underweight to emerging market high yield sovereign debt contributed to performance, particularly in the latter part of the period as emerging market sovereign bonds sold off as rates backed up.

What strategies detracted most from the Fund’s performance?

•

Positioning in the food, energy, and electric industries hurt results, including Colombian exploration and production company, Pacific Rubiales Energy, and U.S.-based independent power generator, InterGen.

•

The underweight to financials, including underweights to European banks, Groupe Bpcs and Barclays, as well as the underweight to insurance company, Groupama, detracted from performance. Overweights to the cable and telecommunications sectors also hurt performance.

How did the Fund’s leverage strategy affect its performance?

As of July 31, 2013, the Fund had borrowed approximately $293 million and was approximately 27.7% leveraged. Since the Fund’s commencement of operations through July 31, 2013, the average amount of leverage utilized by the Fund was approximately 23.4%. The use of leverage by the Fund added significantly (65 basis points) to performance during the period.

Prudential Global Short Duration High Yield Fund, Inc.	5

Portfolio of Investments

as of July 31, 2013

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
LONG-TERM INVESTMENTS 133.4%
BANK LOANS(a) 6.4%

Automotive 0.6%
Meritor, Inc.	4.440%	04/23/17		2,403	$2,393,587
Schaeffler AG (Germany)	4.750	01/27/17	EUR	1,700	2,272,909

					4,666,496

Cable 1.3%
Newsday LLC	3.690	10/12/16		4,923	4,929,231
Numericable SAS (France)	4.880	06/06/16	EUR	948	1,267,599
Numericable SAS (France)	4.880	06/06/16	EUR	407	543,495
Numericable SAS (France)	4.880	06/06/16	EUR	645	862,916
Numericable SAS (France)	5.630	12/31/17	EUR	1,313	1,762,937
Numericable SAS (France)	5.630	12/31/17	EUR	687	922,714

					10,288,892

Capital Goods 0.3%
Laureate Education, Inc.	5.250	06/16/18		2,487	2,486,563

Gaming 0.8%
Gala Group Finance PLC (United Kingdom)	5.500	05/25/18	GBP	4,000	6,080,475

Healthcare & Pharmaceutical 0.2%
Catalent Pharma Solutions, Inc.	6.500	12/29/17		1,700	1,703,187

Media & Entertainment 0.5%
Getty Images, Inc.	4.750	10/18/19		3,980	3,981,246

Non-Captive Finance 0.4%
RBS Worldpay, Inc. (United Kingdom)	5.750	11/30/19	GBP	1,800	2,743,971

Retailers 1.0%
Alliance Boots Ltd. (United Kingdom)	3.490	07/10/17	GBP	2,000	3,002,206
Alliance Boots Ltd. (United Kingdom)	3.990	07/09/17	GBP	2,000	2,993,078
B&M Retail Ltd. (United Kingdom)	6.010	02/18/20	GBP	1,000	1,507,314

					7,502,598

Technology 1.3%
Alcatel-Lucent (USA), Inc.	6.250	08/01/16		2,400	2,431,500
Alcatel-Lucent (USA), Inc.	7.250	01/30/19		1,990	2,030,423

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	7

Portfolio of Investments

as of July 31, 2013 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BANK LOANS(a) (Continued)

Technology (cont’d.)
Ancestry.com, Inc. (original cost $4,936,091; purchased 01/02/13)(b)(c)	5.250%	12/28/18	5,102	$5,145,269

				9,607,192

TOTAL BANK LOANS (cost $49,235,204)				49,060,620

CORPORATE BONDS 75.0%

Aerospace & Defense 0.2%
Moog, Inc., Sr. Sub. Notes(d)	7.250	06/15/18	1,700	1,759,500

Automotive 3.7%
American Axle & Manufacturing Holdings, Inc., Sr. Sec’d. Notes, 144A	9.250	01/15/17	1,300	1,394,250
Chrysler Group LLC, Sec’d. Notes(d)	8.000	06/15/19	8,000	8,730,000
Continental Rubber of America Corp., Sr. Sec’d. Notes, 144A(d)	4.500	09/15/19	5,050	5,134,552
Delphi Corp., Gtd. Notes	5.875	05/15/19	2,000	2,125,000
Lear Corp., Gtd. Notes(d)	8.125	03/15/20	2,750	3,031,875
Titan International, Inc., Sr. Sec’d. Notes, 144A(d)	7.875	10/01/17	3,000	3,187,500
TRW Automotive, Inc., Gtd. Notes, 144A(d)	7.250	03/15/17	4,000	4,580,000

				28,183,177

Building Materials & Construction 2.8%
Beazer Homes USA, Inc., Sr. Sec’d. Notes(d)	6.625	04/15/18	3,500	3,771,250
Cemex Finance LLC, Sr. Sec’d. Notes, 144A(d)	9.500	12/14/16	8,300	8,839,500
D.R. Horton, Inc., Gtd. Notes(d)	6.500	04/15/16	4,525	4,954,875
Standard Pacific Corp., Gtd. Notes(d)	8.375	05/15/18	3,050	3,530,375

				21,096,000

Cable 2.3%
Cablevision Systems Corp., Sr. Unsec’d. Notes(d)	8.625	09/15/17	9,046	10,425,515
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	7.000	01/15/19	1,500	1,590,000
DISH DBS Corp., Sr. Notes, 144A(d)	4.250	04/01/18	5,500	5,403,750

				17,419,265

See Notes to Financial Statements.

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Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)

Capital Goods 6.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes	8.250%	01/15/19	3,300	$3,605,250
Griffon Corp., Gtd. Notes(d)	7.125	04/01/18	3,400	3,578,500
Hertz Corp. (The), Gtd. Notes(d)	7.500	10/15/18	5,646	6,140,025
Hertz Corp. (The), Gtd. Notes, 144A	4.250	04/01/18	3,125	3,113,281
Laureate Education, Inc., Gtd. Notes, 144A(d)	9.250	09/01/19	2,900	3,146,500
Manitowoc Co., Inc. (The), Gtd. Notes(d)	9.500	02/15/18	2,615	2,824,200
RBS Global, Inc./Rexnord LLC, Gtd. Notes, MTN(d)	8.500	05/01/18	1,950	2,106,000
Safway Group Holding LLC/Safway Finance Corp., Sec’d. Notes, 144A(d)	7.000	05/15/18	1,450	1,457,250
SPX Corp., Gtd. Notes(d)	6.875	09/01/17	6,205	6,903,063
Terex Corp., Gtd. Notes, MTN(d)	6.500	04/01/20	5,850	6,142,500
United Rentals North America, Inc., Gtd. Notes(d)	9.250	12/15/19	2,000	2,250,000
United Rentals North America, Inc., Sec’d. Notes(d)	5.750	07/15/18	6,000	6,420,000

				47,686,569

Chemicals
PetroLogistics LP/PetroLogistics Finance Corp., Gtd. Notes, 144A(d)	6.250	04/01/20	225	222,750

Consumer 1.6%
Jarden Corp., Gtd. Notes	7.500	05/01/17	3,000	3,348,750
Service Corp. International, Sr. Unsec’d. Notes(d)	7.000	06/15/17	6,000	6,645,000
Spectrum Brands, Inc., Sr. Sec’d. Notes(d)	9.500	06/15/18	2,000	2,205,000

				12,198,750

Electric 0.9%
AES Corp. (The), Sr. Unsec’d. Notes	8.000	10/15/17	1,365	1,583,400
Calpine Corp., Sr. Sec’d. Notes, 144A(d)	7.250	10/15/17	575	600,875
DPL, Inc., Sr. Unsec’d. Notes(d)	6.500	10/15/16	500	530,000
Mirant Mid Atlantic LLC, Pass-Through Certificates, Series B	9.125	06/30/17	835	899,022
NRG Energy, Inc., Gtd. Notes	7.625	05/15/19	2,000	2,110,000
Reliant Energy Mid-Atlantic Power Holdings LLC, Pass-Through Certificates, Series B(b)	9.237	07/02/17	1,075	1,118,214

				6,841,511

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	9

Portfolio of Investments

as of July 31, 2013 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)

Energy—Other 4.3%
Denbury Resources, Inc., Gtd. Notes(d)	8.250%	02/15/20	2,906	$3,196,600
EP Energy LLC/EP Energy Finance, Inc., Sr. Unsec’d. Notes(d)	9.375	05/01/20	1,500	1,702,500
Forest Oil Corp., Gtd. Notes(d)	7.250	06/15/19	5,000	4,937,500
Hercules Offshore, Inc., Gtd. Notes, 144A(d)	10.500	10/15/17	6,000	6,375,000
Hercules Offshore, Inc., Sr. Sec’d. Notes, 144A	7.125	04/01/17	925	971,250
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Notes, 144A (original cost $5,424,300; purchased 03/15/13 -03/18/13)(b)(c)(d)	8.000	02/15/20	4,920	5,332,050
Parker Drilling Co., Gtd. Notes(d)	9.125	04/01/18	8,252	8,829,640
Seitel, Inc., Gtd. Notes, 144A	9.500	04/15/19	1,375	1,392,187

				32,736,727

Foods 3.6%
Constellation Brands, Inc., Gtd. Notes(d)	7.250	09/01/16	1,100	1,251,250
Cott Beverages, Inc., Gtd. Notes(d)	8.125	09/01/18	8,204	8,860,320
Cott Beverages, Inc., Gtd. Notes(d)	8.375	11/15/17	1,940	2,039,425
Fiesta Restaurant Group, Inc., Sec’d. Notes(d)	8.875	08/15/16	4,500	4,792,500
Michael Foods Group, Inc., Gtd. Notes	9.750	07/15/18	5,130	5,643,000
Pilgrim’s Pride Corp., Gtd. Notes	7.875	12/15/18	2,000	2,165,000
Sun Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	5.250	08/01/18	950	952,375
Tops Holding Corp./Tops Markets LLC, Sr. Sec’d. Notes, 144A (original cost $1,946,875; purchased 05/21/13)(b)(c)(d)	8.875	12/15/17	1,750	1,929,375

				27,633,245

Gaming 6.5%
Boyd Gaming Corp., Gtd. Notes(d)	9.125	12/01/18	9,060	9,648,900
Caesars Entertainment Operating Co., Inc., Sr. Sec’d. Notes, MTN(d)	11.250	06/01/17	9,073	9,430,249
CityCenter Holdings LLC/CityCenter Finance Corp., Sec’d. Notes, PIK	10.750	01/15/17	2,000	2,160,000
Isle of Capri Casinos, Inc., Gtd. Notes(d)	7.750	03/15/19	3,000	3,138,750
MGM Resorts International, Gtd. Notes(d)	7.500	06/01/16	3,750	4,134,375
MGM Resorts International, Gtd. Notes(d)	7.625	01/15/17	6,889	7,750,125
Pinnacle Entertainment, Inc., Gtd. Notes(d)	8.750	05/15/20	6,000	6,495,000

See Notes to Financial Statements.

10	Visit our website at www.prudentialfunds.com

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)

Gaming (cont’d.)
Yonkers Racing Corp., Sec’d. Notes, 144A (original cost $6,926,765; purchased 01/03/13 - 01/07/13)(b)(c)(d)	11.375%	07/15/16		6,348	$6,728,880

					49,486,279

Healthcare & Pharmaceutical 5.6%
Accellent, Inc., Sr. Sec’d. Notes	8.375	02/01/17		2,755	2,865,200
Capella Healthcare, Inc., Gtd. Notes(d)	9.250	07/01/17		4,000	4,270,000
Catalent Pharma Solutions, Inc., Gtd. Notes(d)	9.750	04/15/17	EUR	3,500	4,777,299
CHS/Community Health Systems, Inc., Gtd. Notes(d)	8.000	11/15/19		5,308	5,606,575
HCA, Inc., Sr. Unsec’d. Notes(d)	6.500	02/15/16		9,750	10,603,125
MedAssets, Inc., Gtd. Notes(d)	8.000	11/15/18		3,000	3,217,500
Valeant Pharmaceuticals International, Gtd. Notes, 144A(d)	6.875	12/01/18		8,268	8,702,070
VPII Escrow Corp. (Canada), Sr. Unsec’d. Notes, 144A(d)	6.750	08/15/18		2,600	2,743,000

					42,784,769

Media & Entertainment 8.4%
Allbritton Communications Co., Sr. Unsec’d. Notes(d)	8.000	05/15/18		6,275	6,784,844
AMC Entertainment, Inc., Gtd. Notes(d)	9.750	12/01/20		7,550	8,607,000
Cedar Fair LP/Canada’s Wonderland Co., Gtd. Notes(d)	9.125	08/01/18		9,030	9,955,575
Gannett Co, Inc., Gtd. Notes(d)	9.375	11/15/17		6,670	7,086,875
LIN Television Corp., Gtd. Notes(d)	8.375	04/15/18		3,500	3,762,500
NAI Entertainment Holdings LLC, Sr. Sec’d. Notes, 144A (original cost $6,465,920; purchased 01/04/13 - 03/12/13)(b)(c)(d)	8.250	12/15/17		5,891	6,397,626
NAI Entertainment Holdings/NAI Entertainment Holdings Finance, Sr. Sec’d. Notes, 144A (original cost $1,875,000; purchased 07/30/13)(b)(c)	5.000	08/01/18		1,875	1,896,094
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., Sec’d. Notes(d)	8.875	04/15/17		5,115	5,536,987
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes	7.750	10/15/18		1,500	1,631,250

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	11

Portfolio of Investments

as of July 31, 2013 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)

Media & Entertainment (cont’d.)
Regal Cinemas Corp., Gtd. Notes	8.625%	07/15/19	953	$1,034,005
Regal Entertainment Group, Gtd. Notes	9.125	08/15/18	1,829	2,021,045
SSI Investments II/SSI Co.-Issuer LLC, Gtd. Notes(d)	11.125	06/01/18	6,860	7,563,150
WMG Acquisition Corp., Gtd. Notes(d)	11.500	10/01/18	1,400	1,620,500

				63,897,451

Metals 0.6%
Peabody Energy Corp., Gtd. Notes(d)	6.000	11/15/18	4,600	4,703,500

Non-Captive Finance 0.9%
International Lease Finance Corp., Sr. Unsec’d. Notes(d)	8.875	09/01/17	6,000	6,960,000

Packaging 0.9%
Greif, Inc., Sr. Unsec’d. Notes(d)	6.750	02/01/17	865	955,825
Plastipak Holdings, Inc., Sr. Notes, 144A (original cost $1,897,625; purchased 07/30/13)(b)(c)	10.625	08/15/19	1,700	1,870,000
Sealed Air Corp., Gtd. Notes, 144A(d)	8.125	09/15/19	3,685	4,108,775

				6,934,600

Pipelines & Other 1.3%
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes(d)	9.125	10/01/17	7,266	7,629,300
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A (original cost $2,842,188; purchased 01/10/13 - 02/22/13)(b)(c)(d)	6.000	01/15/19	2,850	2,654,063

				10,283,363

Real Estate Investment Trusts 0.4%
DuPont Fabros Technology LP, Gtd. Notes(d)	8.500	12/15/17	3,075	3,267,188

Retailers 1.1%
Academy Ltd./Academy Finance Corp., Gtd. Notes, 144A	9.250	08/01/19	3,000	3,360,000
Michaels Stores, Inc., Gtd. Notes	7.750	11/01/18	1,900	2,059,125

See Notes to Financial Statements.

12	Visit our website at www.prudentialfunds.com

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (Continued)

Retailers (cont’d.)
Petco Holdings, Inc., Sr. Notes, PIK, 144A (original cost $2,972,031; purchased 01/30/13)(b)(c)	8.500%	10/15/17	2,875	$2,946,875

				8,366,000

Technology 15.8%
Anixter, Inc., Gtd. Notes(d)	10.000	03/15/14	10,000	10,450,000
Audatex North America, Inc., Gtd. Notes	6.750	06/15/18	8,200	8,753,500
Avaya, Inc., Sec’d. Notes, 144A	10.500	03/01/21	1,300	997,750
Brightstar Corp., Gtd. Notes, 144A (original cost $5,254,250; purchased 01/04/13 - 03/27/13)(b)(c)(d)	9.500	12/01/16	4,850	5,104,625
Brightstar Corp., Sr. Unsec’d. Notes, 144A (original cost $2,226,893; purchased 07/26/13)(b)(c)	7.250	08/01/18	2,250	2,233,125
CDW LLC/CDW Finance Corp., Gtd. Notes(d)	8.500	04/01/19	800	878,000
CDW LLC/CDW Finance Corp., Gtd. Notes	12.535	10/12/17	12,053	12,715,915
CDW LLC/CDW Finance Corp., Sr. Sec’d. Notes	8.000	12/15/18	3,300	3,605,250
Ceridian Corp., Gtd. Notes(d)	11.250	11/15/15	15,100	15,364,250
Ceridian Corp., Gtd. Notes, PIK(d)	12.250	11/15/15	3,600	3,672,000
CommScope, Inc., Gtd. Notes, 144A (original cost $9,261,376; purchased 01/07/13 - 07/22/13)(b)(c)(d)	8.250	01/15/19	8,421	9,242,047
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A(d)	9.250	04/15/18	11,700	12,679,875
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A(d)	10.125	03/15/18	1,634	1,789,230
Igloo Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A(d)	8.250	12/15/17	2,250	2,251,406
Interactive Data Corp., Gtd. Notes(d)	10.250	08/01/18	10,500	11,792,812
Seagate Technology HDD Holdings (Cayman Islands), Gtd. Notes	6.800	10/01/16	462	513,398
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A(d)	6.500	05/15/19	6,260	6,698,200
Sungard Data Systems, Inc., Gtd. Notes(d)	7.375	11/15/18	1,500	1,590,000
TransUnion LLC/TransUnion Financing Corp., Gtd. Notes(d)	11.375	06/15/18	9,613	10,802,609

				121,133,992

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	13

Portfolio of Investments

as of July 31, 2013 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
CORPORATE BONDS (Continued)

Telecommunications 7.9%
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A	12.000%	12/01/15		7,500	$7,950,000
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A	12.000	12/01/15		2,500	2,650,000
Embarq Corp., Sr. Unsec’d. Notes (original cost $6,915,000; purchased 04/11/13)(b)(c)(d)	7.082	06/01/16		6,000	6,753,876
Frontier Communications Corp., Sr. Unsec’d. Notes(d)	8.250	04/15/17		1,500	1,695,000
Level 3 Financing, Inc., Gtd. Notes	8.125	07/01/19		3,000	3,255,000
Level 3 Financing, Inc., Gtd. Notes	10.000	02/01/18		3,200	3,456,000
Qwest Communications International, Inc., Gtd. Notes	7.125	04/01/18		4,350	4,513,125
Sprint Communications, Inc., Sr. Unsec’d. Notes(d)	8.375	08/15/17		13,800	15,594,000
Sprint Communications, Inc., Sr. Unsec’d. Notes(d)	9.125	03/01/17		500	576,250
Wind Acquisition Finance SA (Luxembourg), Sec’d. Notes, 144A	11.750	07/15/17	EUR	5,000	7,034,243
Wind Acquisition Finance SA (Luxembourg), Sec’d. Notes, RegS	11.750	07/15/17	EUR	1,900	2,673,013
Windstream Corp., Gtd. Notes(d)	7.875	11/01/17		3,750	4,190,625

					60,341,132

TOTAL CORPORATE BONDS (cost $578,818,247)					573,935,768

FOREIGN BONDS 52.0%

Australia 1.7%
Barminco Finance Pty Ltd., Gtd. Notes, 144A(d)	9.000	06/01/18		3,000	2,745,000
FMG Resources August 2006 Pty Ltd., Gtd. Notes, 144A(d)	6.000	04/01/17		10,600	10,600,000
FMG Resources August 2006 Pty Ltd., Gtd. Notes, 144A	7.000	11/01/15		42	42,945

					13,387,945

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (Continued)

Barbados 1.3%
Columbus International, Inc., Sr. Sec’d. Notes, 144A (original cost $10,542,818; purchased 12/26/12 - 01/24/13)(b)(c)	11.500%	11/20/14		9,421	$10,174,680

Bermuda 1.4%
Digicel Group Ltd., Sr. Unsec’d. Notes, 144A	10.500	04/15/18		5,000	5,425,000
Digicel Ltd., Sr. Unsec’d. Notes, 144A	8.250	09/01/17		5,000	5,212,500

					10,637,500

Brazil 1.0%
Bertin SA/Bertin Finance Ltd., Gtd. Notes, 144A	10.250	10/05/16		980	1,054,725
Bertin SA/Bertin Finance Ltd., Gtd. Notes, RegS(d)	10.250	10/05/16		6,000	6,457,500

					7,512,225

Canada 3.5%
Bombardier, Inc., Sr. Notes, 144A(d)	4.250	01/15/16		1,800	1,867,500
Bombardier, Inc., Sr. Unsec’d. Notes, 144A(d)	7.500	03/15/18		8,375	9,463,750
NOVA Chemicals Corp., Sr. Unsec’d. Notes	8.625	11/01/19		1,000	1,105,000
Pacific Rubiales Energy Corp., Gtd. Notes, 144A(d)	7.250	12/12/21		6,500	6,987,500
Telesat Canada/Telesat LLC, Sr. Unsec’d. Notes, 144A(d)	6.000	05/15/17		7,190	7,333,800

					26,757,550

Cayman Islands 1.3%
Fibria Overseas Finance Ltd., Gtd. Notes, 144A	7.500	05/04/20		1,161	1,271,295
JBS Finance II Ltd., Gtd. Notes, 144A	8.250	01/29/18		2,646	2,784,915
Longfor Properties Co. Ltd., Gtd. Notes, RegS	9.500	04/07/16		2,085	2,246,588
Peru Enhanced Pass-Through Finance Ltd., Pass-Through Certificates, RegS(f)	2.030	05/31/18		4,303	3,902,227

					10,205,025

Croatia 0.7%
Agrokor DD, Gtd. Notes, MTN, RegS	10.000	12/07/16	EUR	3,500	4,984,501

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	15

Portfolio of Investments

as of July 31, 2013 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (Continued)

France 0.6%
Novalis SAS, Sr. Sec’d. Notes, MTN, 144A	6.000%	06/15/18	EUR	2,525	$3,451,518
Picard Groupe SA, Sr. Sec’d. Notes, 144A(a)	4.477	08/01/19	EUR	825	1,114,005

					4,565,523

Germany 3.7%
Kabel Deutschland Holding AG, Sr. Unsec’d. Notes, RegS(d)	6.500	07/31/17	EUR	6,060	8,747,206
Techem GmbH, Sr. Sec’d. Notes, MTN, RegS(d)	6.125	10/01/19	EUR	3,000	4,310,345
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Sr. Sec’d. Notes, RegS	7.500	03/15/19	EUR	2,000	2,875,665
Unitymedia KabelBW GmbH, Sec’d. Notes, RegS(d)	9.625	12/01/19	EUR	8,500	12,622,107

					28,555,323

Ireland 3.2%
Ardagh Packaging Finance PLC, Sr. Sec’d. Notes, RegS	7.375	10/15/17	EUR	3,000	4,250,479
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., Sr. Sec’d. Notes, RegS	7.375	10/15/17	EUR	2,000	2,833,653
Nara Cable Funding Ltd., Sr. Sec’d. Notes, 144A(d)	8.875	12/01/18		8,000	8,280,000
Sibur Securities Ltd., Gtd. Notes, 144A	3.914	01/31/18		2,500	2,381,250
Smurfit Kappa Acquisitions, Sr. Sec’d. Notes, 144A	4.875	09/15/18		4,038	4,027,905
Smurfit Kappa Acquisitions, Sr. Sec’d. Notes, RegS	7.750	11/15/19	EUR	2,000	2,905,704

					24,678,991

Luxembourg 12.9%
Aguila 3 SA, Sr. Sec’d. Notes, 144A	7.875	01/31/18		4,125	4,269,375
Aguila 3 SA, Sr. Sec’d. Notes, 144A	7.875	01/31/18		650	672,750
ArcelorMittal, Sr. Unsec’d. Notes	6.125	06/01/18		5,600	5,880,000
Beverage Packaging Holdings Luxembourg II SA, Sec’d. Notes, RegS	8.000	12/15/16	EUR	5,000	6,651,767
Capsugel FinanceCo SCA, Gtd. Notes, RegS (original cost $3,027,393; purchased 01/11/2013)(b)(c)	9.875	08/01/19	EUR	2,000	2,976,666
ConvaTec Healthcare E SA, Sr. Sec’d. Notes, RegS	7.375	12/15/17	EUR	5,000	7,117,390

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (Continued)

Luxembourg (cont’d.)
Evraz Group SA, Gtd. Notes, 144A	8.250%	11/10/15		2,500	$2,665,475
Evraz Group SA, Sr. Unsec’d. Notes, 144A	7.400	04/24/17		5,000	5,019,750
Fiat Finance & Trade SA, Gtd. Notes, MTN, RegS	6.375	04/01/16	EUR	6,000	8,404,374
Gategroup Finance Luxembourg SA, Gtd. Notes, MTN, RegS	6.750	03/01/19	EUR	3,000	4,072,558
Geo Debt Finance SCA, Sr. Sec’d. Notes, 144A	7.500	08/01/18	EUR	5,700	7,886,335
INEOS Group Holdings SA, Gtd. Notes, 144A (original cost $1,250,000; purchased 05/02/13)(b)(c)	6.125	08/15/18		1,250	1,218,750
Intelsat Jackson Holdings SA, Gtd. Notes	7.250	04/01/19		3,109	3,361,606
KION Finance SA, Sr. Sec’d. Notes, MTN, RegS	7.875	04/15/18	EUR	4,000	5,720,519
Minerva Luxembourg SA, Gtd. Notes, 144A	12.250	02/10/22		3,325	3,890,250
Numericable Finance & Co. SCA, Sr. Sec’d. Notes, RegS	8.750	02/15/19	EUR	2,000	2,926,777
Orion Engineered Carbons Finance & Co. SCA, Gtd. Notes, 144A	9.250	08/01/19		2,950	3,001,625
Sunrise Communications International SA, Sr. Sec’d. Notes, MTN, RegS	7.000	12/31/17	EUR	10,000	14,168,263
Telenet Finance Luxembourg SCA, Sr. Sec’d. Notes, RegS	6.375	11/15/20	EUR	3,000	4,198,595
Wind Acquisition Finance SA, Sr. Sec’d. Notes, RegS	7.375	02/15/18	EUR	3,585	4,936,243

					99,039,068

Mexico 0.6%
Cemex SAB de CV, Sr. Sec’d. Notes, RegS(d)	9.000	01/11/18		4,195	4,562,063

Netherlands 3.4%
Conti-Gummi Finance BV, Sr. Sec’d. Notes, MTN, RegS	7.500	09/15/17	EUR	1,200	1,666,781
NXP BV/NXP Funding LLC, Gtd. Notes, 144A(d)	3.750	06/01/18		7,725	7,609,125
NXP BV/NXP Funding LLC, Sr. Sec’d. Notes, 144A	9.750	08/01/18		3,000	3,345,000
Schaeffler Holding Finance BV, Sr. Sec’d. Notes, 144A(d)	6.875	08/15/18		4,650	4,743,000
Schaeffler Holding Finance BV, Sr. Sec’d. Notes, 144A	6.875	08/15/18	EUR	1,900	2,578,225
UPC Holding BV, Sec’d. Notes, 144A(d)	9.875	04/15/18		5,500	5,995,000

					25,937,131

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	17

Portfolio of Investments

as of July 31, 2013 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (Continued)

Peru 1.5%
Corp. Pesquera Inca SAC, Gtd. Notes, 144A	9.000%	02/10/17		10,941	$11,214,525

Singapore 1.3%
Berau Capital Resources Pte Ltd. Sr. Sec’d. Notes, RegS(d)	12.500	07/08/15		7,700	8,065,750
Theta Capital Pte Ltd., Gtd. Notes	7.000	05/16/19		1,300	1,324,190
Theta Capital Pte Ltd., Gtd. Notes, RegS	6.125	11/14/20		700	675,484

					10,065,424

Sweden 2.3%
Bravida Holding AB, Sr. Sec’d. Notes, 144A(a)	5.203	06/15/19	EUR	1,200	1,596,424
Eileme 2 AB, Sr. Sec’d. Notes, RegS	11.750	01/31/20	EUR	7,400	11,518,199
TVN Finance Corp. II AB, Gtd. Notes, RegS	10.750	11/15/17	EUR	3,250	4,626,304

					17,740,927

Ukraine 0.7%
National JSC Naftogaz of Ukraine Gov’t. Gtd. Notes	9.500	09/30/14		5,000	4,993,750

United Kingdom 9.7%
Afren PLC, Sr. Sec’d. Notes, 144A	10.250	04/08/19		2,000	2,305,000
Afren PLC, Sr. Sec’d. Notes, 144A(d)	11.500	02/01/16		3,780	4,375,350
Afren PLC, Sr. Sec’d. Notes, RegS	10.250	04/08/19		1,250	1,440,625
Afren PLC, Sr. Sec’d. Notes, RegS	11.500	02/01/16		3,050	3,530,375
Boparan Finance PLC, Gtd. Notes, 144A	9.875	04/30/18	GBP	1,000	1,678,330
Boparan Finance PLC, Gtd. Notes, RegS(d)	9.875	04/30/18	GBP	5,000	8,391,648
Eco-Bat Finance PLC, Gtd. Notes, RegS(d)	7.750	02/15/17	EUR	3,310	4,469,522
Equiniti Newco 2 PLC, Sec’d. Notes, 144A(a)(b)	6.256	12/15/18	GBP	1,250	1,913,459
Gala Group Finance PLC, Sr. Sec’d. Notes, RegS	8.875	09/01/18	GBP	1,465	2,395,237
HellermannTyton Finance PLC, Sr. Sec’d. Notes, RegS(a)(d)	5.334	12/15/17	EUR	4,250	5,738,812
IDH Finance PLC, Sr. Sec’d. Notes, MTN, 144A(d)	6.000	12/01/18	GBP	3,000	4,552,369
Inmarsat Finance PLC, Gtd. Notes, 144A(d)	7.375	12/01/17		2,325	2,447,062
Jaguar Land Rover Automotive PLC, Gtd. Notes, RegS(d)	8.125	05/15/18	GBP	4,000	6,602,267
Phones4u Finance PLC, Sr. Sec’d. Notes, RegS	9.500	04/01/18	GBP	2,000	3,179,433
Priory Group No. 3 PLC, Sr. Sec’d. Notes, RegS(d)	7.000	02/15/18	GBP	3,700	5,758,120
Vedanta Resources PLC, Sr. Unsec’d. Notes, 144A(d)	8.750	01/15/14		7,500	7,668,750

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
FOREIGN BONDS (Continued)

United Kingdom (cont’d.)
Virgin Media Finance PLC, Gtd. Notes(d)	8.375%	10/15/19	6,343	$6,898,012
Virgin Media Secured Finance PLC, Sr. Sec’d. Notes	6.500	01/15/18	500	521,250

				73,865,621

Venezuela 1.2%
Petroleos de Venezuela SA, Gtd. Notes, RegS	8.500	11/02/17	10,000	9,200,000

TOTAL FOREIGN BONDS (cost $404,337,516)				398,077,772

TOTAL LONG-TERM INVESTMENTS (cost $1,032,390,967)				1,021,074,160

			Shares
SHORT-TERM INVESTMENT 1.7%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $13,034,228); Note 3(e)			13,034,228	13,034,228

TOTAL INVESTMENTS 135.1% (cost $1,045,425,195; Note 5)				1,034,108,388
Liabilities in excess of other assets(g) (35.1)%				(268,633,785)

Net Assets 100.0%				$765,474,603

The following abbreviations are used in the Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

MTN—Medium Term Note

PIK—Payment-in-Kind

EUR—Euro

GBP—British Pound

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	19

Portfolio of Investments

as of July 31, 2013 continued

#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2013.
(b)	Indicates a security or securities that have been deemed illiquid.
(c)	Indicates a restricted security; the aggregate cost of the restricted securities is $73,764,525. The aggregate value, $72,604,001, is approximately 9.5% of net assets.
(d)	Represents security, or portion thereof, with an aggregate value of $594,822,119, segregated as collateral for amount borrowed and outstanding as of July 31, 2013.
(e)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(f)	Represents zero coupon bond. Rate quoted represents effective yield at July 31, 2013.
(g)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at July 31, 2013:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)(1)
British Pound,
Expiring 8/30/2013	UBS AG	GBP	31,561	$48,461,783	$48,001,577	$460,206
Euro,
Expiring 8/30/2013	Credit Suisse First Boston Corp.	EUR	46,554	61,425,128	61,940,249	(515,121)
Expiring 8/30/2013	Deutsche Bank	EUR	46,000	60,690,560	61,202,767	(512,207)
Expiring 8/30/2013	Barclays Capital Group	EUR	46,000	60,690,560	61,202,767	(512,207)
Expiring 10/25/2013	Citigroup Global Markets	EUR	1,870	2,466,994	2,488,724	(21,730)

				$233,735,025	$234,836,084	$(1,101,059)

(1)	Cash of $780,000 has been segregated to cover requirements for open forward foreign currency contracts as of July 31, 2013.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

The following is a summary of the inputs used as of July 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$46,067,542	$2,993,078
Corporate Bonds	—	573,935,768	—
Foreign Bonds	—	396,481,348	1,596,424
Affiliated Money Market Mutual Fund	13,034,228	—	—
Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	—	(1,101,059)	—

Total	$13,034,228	$1,015,383,599	$4,589,502

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swaps contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2013 was as follows:

Technology	18.5%
Telecommunications	14.2
Media & Entertainment	12.7
Cable	9.4
Healthcare & Pharmaceutical	8.5
Capital Goods	8.3
Energy—Other	7.7
Foods	7.6
Gaming	7.6
Automotive	7.4
Metals	6.8
Building Materials & Construction	3.6
Packaging	2.7
Retailers	2.6
Non-Captive Finance	2.6
Transportation	2.2%
Consumer	2.0
Aerospace & Defense	1.7
Affiliated Money Market Mutual Funds	1.7
Electric	1.5
Pipelines & Other	1.3
Paper	1.1
Chemicals	1.0
Energy—Integrated	0.9
Diversified Financial Services	0.8
Real Estate Investment Trusts	0.4
Real Estate Management & Development	0.3

135.1
Liabilities in excess of other assets	(35.1)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange risk.

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	21

Portfolio of Investments

as of July 31, 2013 continued

The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$460,206	Unrealized depreciation on foreign currency forward contracts	$1,561,265

The effects of derivative instruments on the Statement of Operations for the period ended July 31, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$140,694

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$(1,101,059)

For the period ended July 31, 2013, the Fund’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $2,780,985 and the average value at settlement date receivable for forward foreign currency exchange sale contracts was $213,006,792.

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Statement of Assets & Liabilities

as of July 31, 2013

Assets
Investments at value:
Unaffiliated Investments (cost $1,032,390,967)	$1,021,074,160
Affiliated Investments (cost $13,034,228)	13,034,228
Foreign currency, at value (cost $17,745,763)	17,762,895
Dividends and interest receivable	18,879,038
Receivable for investments sold	7,257,172
Unrealized appreciation on forward foreign currency exchange contracts	460,206

Total assets	1,078,467,699

Liabilities
Loan payable (Note 7)	293,000,000
Payable for investments purchased	12,806,170
Payable to custodian	4,193,208
Unrealized depreciation on forward foreign currency exchange contracts	1,561,265
Management fee payable	752,225
Accrued expenses and other liabilities	359,586
Dividends payable	313,021
Loan interest payable (Note 7)	7,621

Total liabilities	312,993,096

Net Assets	$765,474,603

Net assets were comprised of:
Common stock, at par	$40,924
Paid-in capital in excess of par	780,166,611

780,207,535
Undistributed net investment income	5,440,181
Accumulated net realized loss on investment and foreign currency transactions	(7,835,095)
Net unrealized depreciation on investments and foreign currencies	(12,338,018)

Net assets, July 31, 2013	$765,474,603

Net asset value and redemption price per share ($765,474,603 ÷ 40,923,879 shares of common stock issued and outstanding)	$18.70

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	23

Statement of Operations

For the Period December 26, 2012* through July 31, 2013

Net Income
Income
Interest income (net of foreign withholding taxes of $89,347)	$32,216,736
Affiliated dividend income	73,056

Total income	32,289,792

Expenses
Management fee	4,867,128
Loan interest expense (Note 7)	1,147,226
Organizational expenses (Note 1)	134,000
Custodian’s fees and expenses	88,000
Shareholders’ reports	75,000
Legal fees and expenses	58,000
Directors’ fees	43,000
Audit fee	43,000
Registration fees	21,000
Transfer agent’s fees and expenses	13,000
Insurance expenses	8,000
Miscellaneous	7,562

Total expenses	6,504,916
Less: Expense reimbursement (Note 1)	(134,000)

Net expenses	6,370,916

Net investment income	25,918,876

Realized And Unrealized Gain (Loss) On Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(762,440)
Foreign currency transactions	3,137,996

2,375,556

Net change in unrealized appreciation (depreciation) on:
Investments	(11,316,807)
Foreign currencies	(1,021,211)

(12,338,018)

Net loss on investment and foreign currency transactions	(9,962,462)

Net Increase In Net Assets Resulting From Operations	$15,956,414

*	Commencement of operations.

See Notes to Financial Statements.

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Statement of Changes in Net Assets

December 26, 2012* through July 31, 2013
Increase (Decrease) In Net Assets
Operations
Net investment income	$25,918,876
Net realized gain on investment and foreign currency transactions	2,375,556
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(12,338,018)

Net increase in net assets resulting from operations	15,956,414

Dividends from net investment income (Note 1)	(30,689,346)

Fund share transactions (Note 6)**
Proceeds from shares issued	818,040,100
Net asset value of shares issued in reinvestment of dividends	315,236
Sales load charged to paid-in capital in excess of par	(36,811,805)
Common stock offering costs charged to paid-in capital in excess of par	(1,436,080)

Net increase in net assets from Fund share transactions	780,107,451

Total increase	765,374,519

Net Assets:
Beginning of period	100,084

End of period(a)	$765,474,603

(a) Includes undistributed net investment income of:	$5,440,181

* Commencement of operations.
** Share Capital Activity
Shares issued in the initial public offering	37,000,000
Shares issued for underwriters over-allotment option	3,902,005
Shares issued in the reinvestment of dividends	16,634

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	25

Statement of Cash Flows

For the Period December 26, 2012* through July 31, 2013

Increase (Decrease) in Cash
Cash flows from operating activities:
Interest and dividends paid (excluding discount and premium amortization of $(8,000,014))	$21,410,769
Operating expenses paid	(4,111,880)
Loan interest paid	(1,139,605)
Purchases of long-term portfolio investments	(1,328,239,986)
Proceeds from disposition of long-term portfolio investments	292,565,640
Net purchases and sales of short-term investments	(18,513,349)
Net cash paid for foreign currency transactions	3,137,996
Effect of exchange rate changes	79,894
Receivable for investments sold	(7,257,172)
Payable for investments purchased	12,806,170

Net cash used in operating activities	(1,029,261,523)

Cash flows from financing activities:
Proceeds from shares issued	818,040,100
Net asset value of shares issued in reinvestment of dividends	315,236
Cash dividends paid	(30,376,325)
Sales load charged to paid-in capital in excess of par	(36,811,805)
Common stock offering costs charged to paid-in capital in excess of par	(1,436,080)
Payable to custodian	4,193,208
Increase in borrowing	293,000,000

Net cash provided from financing activities	1,046,924,334

Net increase in cash	17,662,811
Cash at beginning of period	100,084

Cash at end of period	$17,762,895

Reconciliation of Net Increase in Net Assets to Net Cash Used in Operating Activities
Net increase in net assets resulting from operations	$15,956,414

Increase in investments	(1,046,187,681)
Net realized loss on investment and foreign currency transactions	(2,375,556)
Increase in net unrealized depreciation on investments and foreign currencies	12,338,018
Net cash paid for foreign currency transactions	3,137,996
Effect of exchange rate changes	79,894
Increase in interest and dividends receivable	(18,879,037)
Increase in receivable for investments sold	(7,257,172)
Increase in payable for investments purchased	12,806,170
Increase in loan interest payable	7,621
Increase in accrued expenses and other liabilities	1,111,810

Total adjustments	(1,045,217,937)

Net cash used in operating activities	$(1,029,261,523)

*	Commencement of operations.

See Notes to Financial Statements.

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Notes to Financial Statements

Prudential Global Short Duration High Yield Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Fund was incorporated as a Maryland corporation on July 23, 2012. The Fund’s investment objective is to provide a high level of current income.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are

Prudential Global Short Duration High Yield Fund, Inc.	27

Notes to Financial Statements

continued

valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with inputs from deal terms, tranche level attributes, yield

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curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: The Fund may invest in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser, Prudential Investment Management, Inc. (“PIM”), and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933 (the “Securities Act”). These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by PIM under the guidelines adopted by the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Prudential Global Short Duration High Yield Fund, Inc.	29

Notes to Financial Statements

continued

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund enters into forward currency contracts in order to

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hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Loan Participations: The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations, but not the borrower. As a result, the Fund assumes the credit risk of the borrower and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value, accruing income on PIK (payment-in-kind) securities and accreting discounts and amortizing premiums on debt obligations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and

Prudential Global Short Duration High Yield Fund, Inc.	31

Notes to Financial Statements

continued

accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Dividends and Distributions: The Fund intends to make a level dividend distribution each month to the holders of shares of common stock of the Fund (“Common Stock”). The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. The Fund intends to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

PI has received an order from the Securities and Exchange Commission granting the Fund an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 there under to permit certain closed-end funds managed by PI to include realized long-term capital gains as a part of their respective regular distributions to the holders of Common Stock more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund intends to rely on this exemptive order. The Board may, at the request of PI, adopt a managed distribution policy.

Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Organization and Offering Costs: PI has agreed to pay all of the Fund’s organizational costs and all of the Fund’s offering costs (other than sales load) that exceed $0.04 per share of Common Stock. Organizational costs are expensed by the Fund as incurred. PI will reimburse the Fund for all organizational expenses.

Federal Income Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code of 1986 (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its stockholders. Therefore, no federal income tax provision is required.

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Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with PIM. The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other cost and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .85% of the average daily value of the Fund’s investable assets. “Investable assets” refers to the net assets attributable to the outstanding Common Stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

PI and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Fund Securities

Purchases and sales of portfolio securities, other than short-term investments, for the period ended July 31, 2013, aggregated $1,328,239,986 and $293,265,645, respectively.

Prudential Global Short Duration High Yield Fund, Inc.	33

Notes to Financial Statements

continued

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the period ended July 31, 2013, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $10,210,651 due to amortization of premiums, certain transactions involving foreign currencies and paydown gains/losses. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the period ended July 31, 2013, the tax character of dividends paid by the Fund was $30,689,346 of ordinary income.

As of July 31, 2013, the accumulated undistributed earnings on a tax basis was $4,339,122 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of July 31, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$1,052,572,203	$3,590,546	$(22,054,361)	$(18,463,815)	$79,848	$(18,383,967)

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and differences in the treatment of premium amortization for book and tax purposes. The other cost basis adjustments are primary attributable to appreciation (depreciation) of foreign currency and mark-to-market of receivables and payables.

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For federal income tax purposes, the Fund had a capital loss carryforward as of July 31, 2013 of approximately $688,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period.

Note 6. Capital

There are 1 billion shares of $0.001 par value Common Stock authorized. Prior to commencement of operations on December 26, 2012, the Fund issued 5,240 shares of Common Stock to Prudential at an aggregate purchase price of $100,084. As of July 31, 2013, Prudential owned 5,419 shares of Common Stock of the Fund.

For the period ended July 31, 2013, the Fund issued 16,634 shares of Common Stock in connection with the Fund’s dividend reinvestment plan.

On February 1, 2013, an additional 3,902,005 shares of Common Stock were issued in connection with the exercise of the underwriters over-allotment option. An amount of $74,528,296 (net of sales load of $3,511,805) was received pursuant to this allotment. An amount of $156,080 ($0.04 per share of the Common Stock) will be used to offset any offering costs as described in Note 1 of the Notes to the Financial Statements.

During the period ended July 31, 2013, the Fund issued 37,000,000 shares of Common Stock in its initial public offering. These shares were all issued at $20.00 per share before a sales load of $0.90 per share. Offering costs of $1,480,000 (representing $0.04 per share) were accrued and offset against the proceeds of the offering and have been charged to paid-in capital in excess of par. The fund does not anticipate incurring the full amount accrued towards offering expenses and has adjusted accordingly.

Note 7. Borrowings

The Fund currently is a party to a committed credit facility (the credit facility) with a financial institution. The credit facility provides for a maximum commitment of approximately $380 million. Interest on any borrowings under the credit facility is payable at the negotiated rates. The Fund’s obligations under the credit facility are

Prudential Global Short Duration High Yield Fund, Inc.	35

Notes to Financial Statements

continued

secured by the assets of the Fund segregated for the purpose of securing the amount borrowed. The purpose of the credit facility is to provide the Fund with portfolio leverage and to meet its general cash flow requirements.

During the period ended July 31, 2013, the Fund utilized the credit facility and had an average daily outstanding loan balance of $236,281,081 during the 185 day period that the facility was utilized, at an average interest rate of 0.94%. The maximum amount of loan outstanding during the period was $293,000,000. There was a balance of $293,000,000 outstanding at July 31, 2013.

Note 8. New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which replaced ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Management is currently evaluating the application of ASU No. 2013-01 and its impact, if any, on the Fund’s financial statements.

Note 9. Subsequent Events

Dividends and Distributions: On August 28, 2013 the Fund declared monthly dividends of $0.125 per share payable on September 30, 2013, October 31, 2013 and November 29, 2013, respectively, to shareholders of record on September 20, 2013, October 18, 2013 and November 20, 2013, respectively. The ex-dividend dates were September 18, 2013, October 16, 2013 and November 18, 2013, respectively.

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Financial Highlights

	December 26, 2012(a) through July 31, 2013(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$19.10	*
Income (loss) from investment operations:
Net investment income	.64
Net realized and unrealized loss on investment transactions	(.26)
Total from investment operations	.38
Less Dividends:
Dividends from net investment income	(.75)
Fund share transactions:
Common stock offering costs charged to paid-in capital in excess of par	(.04)
Accretion to net asset value from the exercise of the underwriters over-allotment option (Note 6)	.01
Total of share transactions	(.03)
Net asset value, end of period	$18.70
Market value, end of period	$17.18
Total Investment Return(c)	(10.52)%

Ratios/Supplemental Data(d):
Net assets, end of period (000)	$765,475
Average net assets (000)	$761,359
Ratios to average net assets:
Expenses	1.40%	(e)(f)(g)
Net investment income	5.70%	(f)(g)
Portfolio turnover rate	34%	(h)
Asset coverage	361%
Total debt outstanding at period-end (000)	$293,000

* Initial public offering price of $20.00 per share less sales load of $0.90 per share.

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day of each period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) The annualized expense ratio without interest expense would have been 1.15% the period ended July 31, 2013.

(f) Net of expense waiver/reimbursement. If the Manager had not waived/reimbursed expenses, the expense ratios with and without interest expense would be 1.43% and 1.18%, respectively, and net investment income ratio would be 5.67%, for the period ended July 31, 2013.

(g) Annualized.

(h) Not annualized.

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	37

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Global Short Duration High Yield Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Global Short Duration High Yield Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of July 31, 2013, and the related statements of operations, cash flows, changes in net assets and the financial highlights for the period December 26, 2012 (commencement of operations) through July 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the period described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 25, 2013

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Tax Information

(Unaudited)

For the period ended July 31, 2013, the Fund reports the maximum amount allowable but not less than 53.22% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2014, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends received by you in calendar year 2013.

Prudential Global Short Duration High Yield Fund, Inc.	39

Other Information

(Unaudited)

Dividend Reinvestment Plan. Unless a holder of Common Stock elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on Common Stock will be automatically reinvested by the Plan Administrator pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Stock. The holders of Common Stock who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the stockholder of record (or, if the Common Stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the holders of Common Stock and may re-invest that cash in additional Common Stock.

The Plan Administrator will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s Common Stock is registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Stock. The Common Stock will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Stock from the Fund (“Newly Issued Common Stock”) or (ii) by purchase of outstanding Common Stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price of the Common Stock plus per share fees (as defined below) is equal to or greater than the NAV per share of Common Stock (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued Common Stock on behalf of the participants. The number of Newly Issued Common Stock to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share of Common Stock on the payment date, provided that, if the NAV per share of Common Stock is less than or equal to 95% of the closing market price per share of Common Stock on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Stock on the payment date. If, on the payment date for any Dividend, the NAV per share of Common Stock is greater than the closing market value per share of Common Stock plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in shares of

40	Visit our website at www.prudentialfunds.com

Common Stock acquired on behalf of the participants in Open-Market Purchases. “Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Stock trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Stock acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share of Common Stock exceeds the NAV per share of Common Stock, the average per share purchase price paid by the Plan Administrator for Common Stock may exceed the NAV per share of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the Dividend had been paid in Newly Issued Common Stock on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Stock at the NAV per share of Common Stock at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per share of Common Stock, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common Stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the holders of Common Stock such as banks, brokers or nominees that hold shares of Common Stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the Plan.

Prudential Global Short Duration High Yield Fund, Inc.	41

Other Information

(Unaudited) continued

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share fee. If a participant elects to sell his or her shares of Common Stock, the Plan Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. Each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a sale of Common Stock through the Plan Administrator are subject to brokerage commissions.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any dividend or distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry shares of Common Stock and a check for the cash adjustment of any fractional share at the market value of the Fund’s shares of Common Stock as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of

42	Visit our website at www.prudentialfunds.com

termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares of Common Stock on behalf of the terminating participant. In the event a reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 or by calling (toll free) 800-451-6788.

Supplemental Proxy Information

An Annual Meeting of Stockholders was held on June 3, 2013. At such meeting the stockholders elected the following Class I Directors.

Approval of Directors

Class I	Affirmative Votes Cast	Shares Withheld
Douglas H. McCorkindale	37,425,885	661,295
Stephen P. Munn	32,306,805	5,780,375
Richard A. Redeker	32,271,356	5,815,824

Prudential Global Short Duration High Yield Fund, Inc.	43

Information About Directors and Officers

Information about Directors and Officers of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Ellen S. Alberding (55) Board Member Portfolios Overseen: 64	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	Since 2013 (Class I)	None.
Kevin J. Bannon (61) Director Portfolios Overseen: 64	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Since 2012 (Class II)	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (61) Director Portfolios Overseen: 64	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Since 2012 (Class III)	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Global Short Duration High Yield Fund, Inc.

Information About Directors and Officers

(continued)

Independent Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Keith F. Hartstein (56) Board Member Portfolios Overseen: 64	Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	Since 2013 (Class II)	None.
Michael S. Hyland, CFA (67) Director Portfolios Overseen: 64	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	Since 2012 (Class III)	None.
Douglas H. McCorkindale (74) Director Portfolios Overseen: 64	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Since 2012 (Class I)	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (71) Director Portfolios Overseen: 64	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Since 2012 (Class I)	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (61) Board Member Portfolios Overseen: 64	Formerly President (2008-2012), President and Director (2003-2008) and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1984).	Since 2013 (Class III)	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).

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Independent Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Richard A. Redeker (70) Director & Independent Chair Portfolios Overseen: 64	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	Since 2012 (Class I)	None.
Robin B. Smith (73) Director Portfolios Overseen: 64	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Since 2012 (Class II)	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (70) Director Portfolios Overseen: 64	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	Since 2012 (Class II)	None.
Interested Director
Scott E. Benjamin (40) Director & Vice President Portfolios Overseen: 64	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	Since 2012 (Class III)	None.

Prudential Global Short Duration High Yield Fund, Inc.

Information About Directors and Officers

(continued)

Fund Officers(a)
Name, Address and Age Position with Fund	Term of Office	Principal Occupation(s) During Past Five Years
Stuart S. Parker (50) President	Since 2012	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).
Raymond A. O’Hara (58) Chief Legal Officer	Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (55) Secretary	Since 2012	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (55) Assistant Secretary	Since 2012	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (38) Assistant Secretary	Since 2012	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French (50) Assistant Secretary	Since 2012	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

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Fund Officers(a)
Name, Address and Age Position with Fund	Term of Office	Principal Occupation(s) During Past Five Years
Amanda S. Ryan (35) Assistant Secretary	Since 2012	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Bruce Karpati (43) Chief Compliance Officer	Since 2013	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013-Present); formerly National Chief (May 2012-May 2013) and Co-Chief (January 2010-May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities and Exchange Commission; Assistant Regional Director (January 2005-January 2010) of the U.S. Securities and Exchange Commission.
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Since 2012	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Since 2012	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Since 2012	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (49) Assistant Treasurer	Since 2012	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (55) Assistant Treasurer	Since 2012	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Mr. Benjamin, an interested Director who also serves as Vice President of the Fund.

Prudential Global Short Duration High Yield Fund, Inc.

Information About Directors and Officers

(continued)

Explanatory Notes to Tables:

•	Directors are deemed to be “interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
•	Unless otherwise noted, the address of all Directors and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
•	The Board of Directors is divided into three classes, each of which has three year terms. Class I term expires in 2016. Officers are generally elected by the Board to one-year terms.
•

There is no set term of office for Directors or Officers. The Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the Securities and Exchange Commission under the Securities Exchange Act of1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.prudentialfunds.com

Privacy Notice

This notice is being provided on behalf of the companies listed in this Notice. It describes how information about you is handled and the steps we take to protect your privacy. We call this information “customer data” or just “data.” If you have other Prudential products or relationships, you may receive a separate privacy notice describing the practices that apply to those products or relationships. If your relationship with us ends, we will continue to handle data about you the same way we handle customer data.

Protecting Customer Data

We maintain physical, electronic, and procedural safeguards to protect customer data. The only persons who are authorized to have access to it are those who need access to do their jobs. We require them to keep the data secure and confidential.

Information We Collect

We collect data you give us and data about the products and relationships you have with us, so that we can serve you, including offering products and services to you. It includes, for example:

•	your name and address,
•	income and Social Security number.

We also collect data others give us about you, for example:

•	medical information for insurance applications,
•	consumer reports from consumer reporting agencies, and
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees, for example, group life insurance.

Sharing Data

We may share data with affiliated companies and with other companies so that they can perform services for us or on our behalf. We may, for example, disclose data to other companies for customer service or administrative purposes. We may disclose limited information such as:

•	your name,
•	address, and
•	the types of products you own

to service providers so they can provide marketing services to us.

We may also disclose data as permitted or required by law, for example:

•	to law enforcement officials,
•	in response to subpoenas,
•	to regulators, or
•	to prevent fraud.

Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Your Financial Security, Your Satisfaction & Your Privacy	Privacy 0019 Ed. 2/2013 MUTU-D5295

We do not disclose data to Prudential affiliates or other companies to allow them to market their products or services to you. We may tell you about a product or service that a Prudential company or other companies offer. If you respond, that company will know that you were in the group selected to receive the information.

Annual Notices

We will send notices at least once a year, as federal and state laws require. We reserve the right to modify this policy at any time.

If you have questions about Prudential’s Privacy Notice please call us. The toll-free number is (800) 236-6848.

Many Prudential Financial companies are required to send privacy notices to their customers. This notice is being provided to customers of the Prudential Financial companies listed below:

Insurance Companies and Separate Accounts

Prudential Insurance Company of America, The

Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Prudential Retirement Insurance and Annuity Company (PRIAC)

PRIAC Variable Contract Account A

CG Variable Annuity Account I & II (Connecticut General)

Pruco Insurance Company of Iowa

All separate accounts that include the following names: Prudential, Pruco, and PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.

Prudential Annuities Distributors, Inc.

Global Portfolio Strategies, Inc.

Pruco Securities, LLC

Prudential Investment Management, Inc.

Prudential Investment Management Services LLC

Prudential Investments LLC

Bank and Trust Companies

Prudential Bank & Trust, FSB

Prudential Trust Company

Investment Companies and Other Investment Vehicles

Asia Pacific Fund, Inc., The

Greater China Fund Inc., The

Prudential Investments Mutual Funds

Prudential Capital Partners, L.P.

Target Asset Allocation Funds

Target Portfolio Trust, The

Advanced Series Trust

The Prudential Series Fund

All funds that include the Prudential name

MUTU-D5295

■ MAIL	■ TELEPHONE	■ WEBSITE
Computershare Trust Company, N.A. P.O. Box 43078 Providence, RI 02940	(800) 451-6788	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 451-6788 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Bruce Karpati, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Computershare Trust Company, N.A.	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sidley Austin LLP	787 Seventh Avenue New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Global Short Duration High Yield Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

CERTIFICATIONS
The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the required annual certifications and the Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Fund’s Form N-CSR filed with the Commission, for the period of this report.

This report is transmitted to shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

PRUDENTIAL GLOBAL SHORT DURATION HIGH YIELD FUND, INC.

NYSE	GHY
CUSIP	74433A109

PICE1001E    0250604-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal period ended July 31, 2013, KPMG, the Registrant’s principal accountant, billed the Registrant $114,500 respectively for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. The Registrant commenced operations on December 26, 2012, therefore no information is available prior to the fiscal period ended July 31, 2013.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits

➢	Seed audits (related to new product filings, as required)

➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations

➢	Fund merger support services

➢	Agreed Upon Procedure Reports

➢	Attestation Reports

➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:

¡	Federal, state and local income tax compliance; and,

¡	Sales and use tax compliance

➢	Timely RIC qualification reviews

➢	Tax distribution analysis and planning

➢	Tax authority examination services

➢	Tax appeals support services

➢	Accounting methods studies

➢	Fund merger support services

➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund

➢	Financial information systems design and implementation

➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

➢	Actuarial services

➢	Internal audit outsourcing services

➢	Management functions or human resources

➢	Broker or dealer, investment adviser, or investment banking services

➢	Legal services and expert services unrelated to the audit

➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	Non-Audit Fees

Not applicable to Registrant for the fiscal year 2013. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2013 was $0 respectively.

(h)	Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Stephen P. Munn (chair), Kevin J. Bannon, Robin B. Smith, and Richard A. Redeker (ex-officio).

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

PROXY VOTING POLICIES OF THE SUBADVISER

PRUDENTIAL FIXED INCOME

Our policy is to vote proxies in the best economic interest of our clients. In the case of pooled accounts, our policy is to vote proxies in the best economic interest of the pooled account. Our proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect our judgment of how to further the best economic interest of our clients through the shareholder or debt-holder voting process.

Prudential Fixed Income invests primarily in public debt, thus there are few traditional proxies voted by us. We generally vote with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by our policy or circumstances may suggest a vote not in accordance with our established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. If a security is held in multiple accounts and two or more portfolio managers are not in agreement with respect to a particular vote, our proxy voting committee will determine the vote.

Not all ballots are received by us in advance of voting deadlines, but when ballots are received in a timely fashion, we strive to meet our voting obligations. We cannot, however, guarantee that every proxy will be voted prior to its deadline.

We take into account restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences. We generally vote securities on a best efforts basis and in the best economic interest of our clients.

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of ours. When we identify an actual or potential conflict of interest between our firm and our clients, we refer the proxies regarding that issuer for resolution to our proxy voting committee, which is composed of senior management. This may include abstaining from a particular vote or voting in accordance with the policy of the proxy voting facilitator rather than our own policy.

Some of our clients elect to retain voting authority for themselves. If a client has a question about a particular solicitation, the client may contact its client service representative and we will try to address the client’s question. We will not, however, disclose how we intend to vote on an issue for other clients’ accounts.

Any client may obtain a copy of our proxy voting policy, as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of the Fund’s investment strategy.

Paul Appleby, CFA, is Managing Director and Head of Prudential Fixed Income’s Leveraged Finance Team, which includes the US and European High Yield Bond and the Bank Loan Sector Team. Previously, he was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. Mr. Appleby also was a high yield bond credit analyst and worked in Prudential’s private placement group. Before joining Prudential in 1987, he was a strategic planner for Amerada Hess. Mr. Appleby received a BS in Economics from The Wharton School of the University of Pennsylvania and an MBA from the Sloan School at the Massachusetts Institute of Technology (MIT). He holds the Chartered Financial Analyst (CFA) designation.

Michael J. Collins, CFA, is Senior Investment Officer and Credit Strategist for Prudential Fixed Income. He is also a Portfolio Manager for Core Plus Fixed Income strategies. Mr. Collins formulates credit strategy for these multi-sector portfolios and works with the corporate and high yield teams on portfolio strategy and construction. Previously, Mr. Collins was High Yield Portfolio Manager and Investment Strategist. Mr. Collins was also a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for Prudential

Fixed Income’s global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI). Mr. Collins is Treasurer for the Board of Trustees of the Center for Educational Advancement (CEA), a nonprofit organization with the mission of providing jobs and job training to people with disabilities.

Daniel Thorogood is Vice President for Prudential Fixed Income’s High Yield Team, responsible for portfolio strategy. Prior to joining the High Yield Team, Mr. Thorogood was a member of Prudential Fixed Income’s Quantitative Research and Risk Management Group. Mr. Thorogood was the head of a team of portfolio analysts who support the firm’s credit-related strategies, including investment grade corporate, high yield corporate, and emerging market debt sectors. The team was primarily responsible for performing detailed portfolio analysis relative to benchmarks, monitoring portfolio risk exposures, and analyzing performance through proprietary return attribution models. Prior to joining the Quantitative Research and Risk Management Group in 1996, Mr. Thorogood was Associate Manager in Prudential Fixed Income’s Trade Support and Operations Unit. He received a BS in Finance from Florida State University and an MBA in Finance from Rutgers University.

Terence Wheat, CFA, is Principal, global high yield portfolio manager and emerging markets corporate portfolio manager at Prudential Fixed Income. Previously, he was a high yield portfolio manager for Prudential Fixed Income’s High Yield Team for six years. Mr. Wheat also spent 12 years as a credit analyst in Prudential Fixed Income’s Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential’s Financial Management Group. Mr. Wheat joined Prudential in 1988. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

Stephen Haeckel was Principal and high yield portfolio manager for Prudential Fixed Income’s High Yield Team through April 29, 2013. Before assuming this role in 1999, Mr. Haeckel was a credit analyst. He has also worked in Prudential’s Corporate Finance and Financial Restructuring groups, managing Prudential’s private investments. Mr. Haeckel served on the Board of Directors of three private companies in conjunction with the Financial Restructuring Group. Prior to joining Prudential in 1990, he was an Investment Officer at MONY Capital Management. Mr. Haeckel received a BS in Psychology from Dartmouth College and an MBA from the J.L. Kellogg Graduate School of Management at Northwestern University.

Robert Spano, CFA, CPA, is Principal and high yield portfolio manager for Prudential Fixed Income’s High Yield Bond Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in Prudential Fixed Income’s Credit Research Group , covering the health, lodging, consumer, gaming, restaurants, and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of Prudential’s private placement group. Mr. Spano also held positions in the internal audit and risk management units of Prudential Securities. He received a BS in Accounting from the University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Ryan Kelly, CFA, is Principal and high yield portfolio manager for Prudential Fixed Income’s High Yield Team. Prior to assuming his current position in 2012, Mr. Kelly was a high yield credit analyst for nearly 10 years in Prudential Fixed Income’s Credit Research Group, covering the automotive, energy, and finance sectors. Previously, Mr. Kelly was a senior high yield bond analyst at Muzinich & Company. Earlier, he was a senior associate at PNC Capital Markets/PNC Bank where he worked in the high yield bond, mergers and acquisition (M&A) and loan syndication groups. Mr Kelly began his career as an investment banker at Chase Manhattan Bank, working on project finance transactions and M&A advisory mandates for the electric power sector. He earned a BA in Economics from Michigan State University and holds the Chartered Financial Analyst (CFA) designation.

Brian Clapp, CFA, is Principal and high yield portfolio manager for Prudential Fixed Income’s High Yield Team. Mr. Clapp was previously a senior high yield credit analyst on Prudential Fixed Income’s Credit Research team. He joined Prudential Financial in 2006 from Muzinich & Co. While there, Mr. Clapp held several positions, including portfolio manager for a high yield bond based hedge fund, hedge fund credit analyst, and credit analyst covering the chemical, industrial, and transportation sectors. Earlier at Triton Partners, an institutional high yield fund manager, Mr. Clapp was a credit analyst covering the metals and mining, healthcare, homebuilding, building products and transportation sectors. He received a BS in Finance from Bryant College, and an MS in Computational Finance, and an MBA from Carnegie Mellon. Mr. Clapp holds the Chartered Financial Analyst (CFA) designation.

Other Accounts Managed by the Portfolio Managers. The following tables set forth certain information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of July 31, 2013.

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italic typeface.

As the Fund is newly offered, none of the portfolio managers own any Common Stock of the Fund. However, the portfolio managers may purchase Common Stock of the Fund in this offering and/or thereafter.

Portfolio Managers	Registered Investment Companies/ Total Assets	Other Pooled Investment Vehicles	Other Accounts/ Total Assets
Paul Appleby, CFA	14/$7,387,090,319	33/$6,205,928,251 17/$3,316,812,582	49/$9,416,446,409 1/$0
Michael J. Collins, CFA	10/$16,520,227,218	7/$3,684,112,507	12/$3,564,103,589
Robert Spano, CFA, CPA	14/$7,387,090,319	18/$4,435,362,826	46/$9,255,220,581 1/$0
Terence Wheat, CFA	14/$7,387,090,319	19/$4,457,979,526	46/$9,255,220,581 1/$0
Daniel Thorogood	None	2/1,048,707,018	None
Ryan Kelly, CFA	14/$7,387,090,319	18/$4,435,362,826	46/$9,255,220,581 1/$0
Brian Clapp, CFA	3/$6,051,840,483	2/$1,048,707,018	None

Compensation and Conflicts Disclosure:

Compensation

General

The base salary of an investment professional in the Prudential Fixed Income unit of PIM is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under Prudential Fixed Income’s long-term incentive plan, is primarily based on such person’s contribution to Prudential Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

Cash Bonus

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of Prudential Fixed Income’s operating income and is refined by business metrics, such as:

-	business development initiatives, measured primarily by growth in operating income;

-	the number of investment professionals receiving a bonus; and

-	investment performance of portfolios relative to appropriate peer groups or market benchmarks.

Long-Term Compensation

Long-term compensation consists of Prudential Financial restricted stock and grants under the long-term incentive plan. Grants under the long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. The value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of Prudential Fixed Income’s most frequently marketed investment strategies. An investment composite is an aggregation of accounts with similar investment strategies. The long-term incentive plan is designed to more closely align compensation with investment performance and the growth of Prudential Fixed Income’s business. Both the restricted stock and participation interests are subject to vesting requirements.

Conflicts Related to Long-Term Compensation

The performance of many client accounts is not reflected in the calculation of changes in the value of participation interests under Prudential Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. As a result of the long-term incentive plan, Prudential Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. To address potential conflicts related to these financial interests, Prudential Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to ensure that each of its client accounts is managed in a manner that is consistent with Prudential Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, Prudential Fixed Income’s chief investment officer reviews performance among similarly managed accounts to confirm that performance is consistent with expectations. The results of this review process are discussed at meetings of Prudential Fixed Income’s trade management oversight committee.

Conflicts of Interest—In General

Like other investment advisers, Prudential Fixed Income is subject to various conflicts of interest in the ordinary course of its business. Prudential Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, Prudential Fixed Income seeks to address such conflicts through one or more of the following methods: elimination of the conflict;

•	disclosure of the conflict; or

•	management of the conflict through the adoption of appropriate policies and procedures.

Prudential Fixed Income follows the policies of Prudential on business ethics, personal securities trading by investment personnel, and information barriers. Prudential Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. Prudential Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest

Prudential Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how Prudential Fixed Income addresses these conflicts.

•	Performance fees—Prudential Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management may be deemed to create an incentive for Prudential Fixed Income and its investment professionals to favor one account over another. Specifically, Prudential Fixed Income could be considered to have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

•	Proprietary accounts—Prudential Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. Prudential Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.

•	Large accounts—large accounts typically generate more revenue than do smaller accounts and certain of Prudential Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for Prudential Fixed Income.

•	Long only and long/short accounts—Prudential Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. Prudential Fixed Income may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts.

•	Securities of the same kind or class—Prudential Fixed Income may buy or sell for one client account securities of the same kind or class that are purchased or sold for another client at prices that may be different. Prudential Fixed Income may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in investment strategy or client direction. Different strategies affecting trading in the same securities or types of securities may appear as inconsistencies in Prudential Fixed Income’s management of multiple accounts side-by-side.

•	Benefit plan accounts—Prudential Fixed Income manages certain commingled vehicles that are options under the 401(k) and deferred compensation plans offered by Prudential Financial. As a result, its investment professionals may have direct or indirect interests in these vehicles.

•	Non-discretionary accounts or models—Prudential Fixed Income provides non-discretionary investment advice and non-discretionary model portfolios to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts could occur before, in concert with, or after Prudential Fixed Income executes similar trades in its discretionary accounts. The non-discretionary clients may be disadvantaged if Prudential Fixed Income delivers the model investment portfolio or investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How Prudential Fixed Income Addresses These Conflicts of Interest

Prudential Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

•	The head of Prudential Fixed Income and its chief investment officer periodically review and compare performance and performance attribution for each client account within its various strategies.

•	In keeping with Prudential Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its accounts fairly and equitably over time. Prudential Fixed Income’s trade management oversight committee, which meets at least quarterly, is responsible for providing oversight with respect to trade aggregation and allocation.

•	Prudential Fixed Income has compliance procedures with respect to its aggregation and allocation policy that includes independent monitoring by its compliance group of the timing, allocation and aggregation of trades and the allocation of investment opportunities. In addition, its compliance group reviews a sampling of new issue allocations and related documentation each month to confirm compliance with its allocation procedures. Prudential Fixed Income’s compliance group reports the results of its monitoring processes to its trade management oversight committee.

•	Prudential Fixed Income’s trade management oversight committee reviews forensic reports of new issue allocation throughout the year so that new issue allocation in each of its strategies is reviewed at least once during each year. This forensic analysis includes such data as the:

•	number of new issues allocated in the strategy;

•	size of new issue allocations to each portfolio in the strategy; and

•	profitability of new issue transactions.

The results of these analyses are reviewed and discussed at Prudential Fixed Income’s trade management oversight committee meetings.

•	Prudential Fixed Income’s trade management oversight committee also reviews a secondary issue allocation report.

•	The procedures above are designed to detect patterns and anomalies in Prudential Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

•	Prudential Fixed Income has policies and procedures that specifically address its side-by-side management of long/short and long only portfolios. These policies address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to Prudential Fixed Income’s Affiliations

As an indirect wholly-owned subsidiary of Prudential Financial, Prudential Fixed Income is part of a diversified, global financial services organization. Prudential Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker/dealers and other investment advisers. Some of its employees are officers of some of these affiliates.

•	Conflicts Arising Out of Legal Restrictions. Prudential Fixed Income may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale, even when such purchase or sale might otherwise be beneficial to the client. These restrictions may apply as a result of its relationship with Prudential Financial and its other affiliates. For example, Prudential Fixed Income’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds unless Prudential Fixed Income monitors and restricts purchases. In addition, Prudential Fixed Income could receive material, non-public information with respect to a particular issuer and, as a result, be unable to execute transactions in securities of that issuer for its clients. For example, Prudential Fixed Income’s bank loan team often invests in private bank loans in connection with which the borrower provides material, non-public information, resulting in restrictions on trading securities issued by those borrowers. Prudential Fixed Income has procedures in place to carefully consider whether to intentionally accept material, non-public information with respect to certain issuers. Prudential Fixed Income is generally able to avoid receiving material, non-public information from its affiliates and other units within PIM by maintaining information barriers. In some instances, it may create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of Prudential Fixed Income.

•	Conflicts Related to Investment of Client Assets in Affiliated Funds. Prudential Fixed Income may invest client assets in funds that it manages or subadvises for an affiliate. Prudential Fixed Income may also invest cash collateral from securities lending transactions in these funds. These investments benefit both Prudential Fixed Income and its affiliate. Prudential Fixed Income does not receive a management fee for advising these funds. Prudential Fixed Income is only entitled to reimbursement of its costs and expenses for these services.

•	Conflicts Related to Co-investment by Affiliates. Prudential Fixed Income affiliates may provide initial funding or otherwise invest in vehicles it manages. When an affiliate provides “seed capital” or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a future point in time or when it deems that sufficient additional capital has been invested in that fund.

•	The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.

•	In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.

•	Prudential Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. Prudential Fixed Income believes that these conflicts are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management of long only and long-short accounts.

•	Conflicts Arising Out of Industry Activities. Prudential Fixed Income and its affiliates have service agreements with various vendors that are also investment consultants. Under these agreements, Prudential Fixed Income or its affiliates compensate the vendors for certain services, including software, market data and technology services. Prudential Fixed Income’s clients may also retain these vendors as investment consultants. The existence of these service agreements may provide an incentive for the investment consultants to favor Prudential Fixed Income when they advise their clients. Prudential Fixed Income does not, however, condition its purchase of services from consultants upon their recommending Prudential Fixed Income to their clients. Prudential Fixed Income will provide clients with information about services that it obtains from these consultants upon request.

•	PICA General Account. Because of the substantial size of the general account of The Prudential Insurance Company of America (PICA), trading by PICA’s general account, including Prudential Fixed Income’s trades on behalf of the account, may affect market prices. Although Prudential Fixed Income doesn’t expect that PICA’s general account will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

Conflicts Related to Financial Interests

•	Conflicts Related to the Offer and Sale of Securities

Certain of Prudential Fixed Income’s employees may offer and sell securities of, and units in, commingled funds that it manages. Employees may offer and sell securities in connection with their roles as registered representatives of an affiliated broker/dealer, officers of an affiliated trust company, agents of PICA or the role of an affiliate as general partner of investment partnerships. There is an incentive for Prudential Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

•	Conflicts Related to Securities Holdings and Other Financial Interests.

•	Securities Holdings. Prudential Financial, PICA’s general account, Prudential Fixed Income’s proprietary accounts and accounts of other affiliates of it (collectively, affiliated accounts) hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as other client accounts but at different levels in the capital structure. These investments can result in conflicts between the interests of the affiliated accounts and the interests of Prudential Fixed Income’s clients. For example:

•	Affiliated accounts can hold the senior debt of an issuer whose subordinated debt is held by Prudential Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. In the event of restructuring or insolvency, the affiliated accounts as holders of senior debt may exercise remedies and take other actions that are not in the interest of, or are adverse to, other clients that are the holders of junior debt.

•	To the extent permitted by applicable law, Prudential Fixed Income may also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. Prudential Fixed Income’s interest in having the debt repaid creates a conflict of interest. Prudential Fixed Income has adopted a refinancing policy to address this conflict.

Prudential Fixed Income may be unable to invest client assets in the securities of certain issuers as a result of the investments described above.

•	Financial Interests. Prudential Fixed Income and its affiliates may also have financial interests or relationships with issuers whose securities it invests in for client accounts. These interests can include debt or equity financing, strategic corporate relationships or investments, and the offering of investment advice in various forms. For example, Prudential Fixed Income may invest client assets in the securities of issuers that are also its advisory clients. In addition, Prudential Fixed Income may invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.

In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that Prudential Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.

Conflicts Related to Valuation and Fees

When client accounts hold illiquid or difficult to value investments, Prudential Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its management fees are generally based on the value of assets under management. Prudential Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. When the Fund is utilizing leverage, the fees paid to Prudential Fixed Income will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s investable assets, which includes any assets attributable to money borrowed, including as a result of any shares of preferred stock or notes or other debt securities that may be issued by the Fund. In such case, Prudential Fixed Income may have a financial incentive to increase the Fund’s use of leverage, which constitutes an inherent conflict of interest.

Conflicts Related to Securities Lending Fees

When Prudential Fixed Income manages a client account and also serves as securities lending agent for the account, it could be considered to have the incentive to invest in securities that would yield higher securities lending rates. This conflict is mitigated by the fact that Prudential Fixed Income’s advisory fees are generally based on the value of assets in a client’s account. In addition, Prudential Fixed Income’s securities lending function has a separate reporting line to its chief operating officer (rather than its chief investment officer).

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a) (1)    Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

     (2)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

     (3)    Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  Prudential Global Short Duration High Yield Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	September 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 23, 2013

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	September 23, 2013